UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2016

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525	11-2621692
(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Dr. Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 19, 2016, CVD Equipment Corporation (the “Company”) issued a press release announcing that the Company,through its wholly owned subsidiary CVD Materials Corporation, has purchased certain assets (including all of the IP) formerly owned by Tantaline A/S of Nordborg, Denmark. A copy of the Press Release is annexed hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No. Description

99.1              Press Release Dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION
Date: December 19, 2016	/s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)